UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 4, 2014 Ramco-Gershenson Properties Trust, Inc. ("RGPT") through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. ("RGPLP"), acquired Front Range Village, an approximately 810,000 square foot shopping center (460,000 square feet owned by RGPLP) located in Fort Collins, Colorado, for approximately $128.3 million. The acquisition was funded with cash on hand and borrowings under our unsecured revolving line of credit.

Financial statements required to comply with Rule 3-14 of Regulation S-X for real estate properties to be acquired and pro forma financial statements reflecting the effect of the transaction, are included herein under Item 9.01.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Front Range Village
Report of Independent Certified Public Accountants
Statement of Revenues and Certain Expenses for the fiscal year ended June 30, 2014
Notes to Statement of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information

Ramco-Gershenson Properties Trust, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2014 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2014 (unaudited)
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)
Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013 (unaudited)

(d)	Exhibits.

23.1 Consent of Independent Certified Public Accountants

FRONT RANGE VILLAGE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE FISCAL YEAR ENDED JUNE 30, 2014

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Board of Directors and Shareholders of
Ramco-Gershenson Properties Trust
We have audited the accompanying statement of revenues and certain expenses and the related notes to the statement (the “Statement”) of Front Range Village for the fiscal year ended June 30, 2014.
Management’s responsibility for the financial statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditor’s responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of Front Range Village for the fiscal year ended June 30, 2014 in accordance with accounting principles generally accepted in the United States of America.
Emphasis of matter
We draw attention to Note 1 to the Statement, which describes that the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in the filing of a Form 8-K of Ramco-Gershenson Properties Trust) and is not intended to be a complete presentation of Front Range Village's revenues and certain expenses. Our opinion is not modified with respect to this matter.

/s/ GRANT THORNTON LLP
Southfield, Michigan
September 24, 2014

FRONT RANGE VILLAGE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
(in thousands)

For the Fiscal Year Ended June 30, 2014

REVENUES:
Minimum rent	$8,414
Recovery income from tenants	3,120
Other property income	1,072
TOTAL REVENUES	12,606

CERTAIN EXPENSES:
Real estate taxes	2,117
Recoverable operating expense	1,705
General and administrative	298
TOTAL CERTAIN EXPENSES	4,120

REVENUES IN EXCESS OF CERTAIN EXPENSES	$8,486

See accompanying notes.

Front Range Village
Notes to the Statement of Revenues and Certain Expenses
For the Fiscal Year Ended June 30, 2014

1.	Business and Basis of Presentation

On September 4, 2014 Ramco-Gershenson Properties Trust, Inc. (RGPT) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P. (RGPLP), acquired Front Range Village located in Fort Collins, Colorado. The acquisition was funded with cash on hand and borrowings under our unsecured revolving line of credit.

Front Range Village was built in 2008 and encompasses approximately 810,000 square feet. Our ownership encompasses 460,000 square feet and includes Sports Authority, DSW, Staples, Cost Plus, Ulta and Toys / Babies R Us. Target, Lowes, the Southeast Branch of the Fort Collins Library (shadow anchors) and various outparcel buildings occupy the balance.

The accompanying statement of revenues and certain expenses (the “Statement”) has been prepared on the accrual basis of accounting.  The Statement has been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in this Current Report on Form 8-K of RGPT.  The Statement is not intended to be a complete presentation of the revenues and expenses of Front Range Village.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the property have been excluded.

Subsequent events

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on September 24, 2014.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain leases also provide for recoveries from tenants of common area maintenance expenses, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Expenses

Property operating expenses include real estate taxes, recoverable operating expenses such as common area maintenance, insurance, and other non-recoverable expenses such as bad debt expense and collection-related legal costs.  Real estate taxes and insurance expense are accrued monthly.  Expenditures for common area maintenance and legal costs are charged to operations as incurred.  Allowances for bad debt are taken for balances we believe will be uncollectible.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Front Range Village is leased to tenants pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent under non-cancellable operating leases in effect at June 30, 2014 are as follows:

Year Ending June 30,
(In thousands)
2015	$8,040
2016	7,960
2017	7,207
2018	6,580
2019	4,851
Thereafter	13,360
Total	$47,998

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA FINANCIAL INFORMATION INTRODUCTION
(Unaudited)

The accompanying unaudited condensed consolidated balance sheet as of June 30, 2014 has been presented as if the acquisition of Front Range Village had occurred on June 30, 2014.

The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are presented as if the acquisition had occurred on January 1, 2013.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto filed with the U.S Securities and Exchange Commission.  In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
June 30, 2014
(In thousands, except per share amounts)
(unaudited)

	Historical (1)	Acquisition and Pro Forma Allocations		Pro Forma
ASSETS
Net real estate	$1,468,381	$106,988	(2)	$1,575,369
Equity investments in unconsolidated joint ventures	28,663	—		28,663
Cash and cash equivalents	33,085	(8,454)	(3) (4)	24,631
Restricted cash	14,915	—		14,915
Accounts receivable, net	10,716	—		10,716
Other assets, net	118,139	26,552	(2)	144,691
TOTAL ASSETS	$1,673,899	$125,086		$1,798,985

LIABILITIES AND SHAREHOLDERS' EQUITY
Senior unsecured notes payable	$420,000	$—		$420,000
Mortgages payable	301,029	—		301,029
Unsecured revolving credit facility	—	120,000	(4)	120,000
Junior subordinated notes	28,125	—		28,125
Capital lease obligation	5,510	—		5,510
Accounts payable and accrued expenses	38,104	—		38,104
Other liabilities	46,631	5,290	(2)	51,921
Distributions payable	15,406	—		15,406
TOTAL LIABILITIES	854,805	125,290		980,095

Commitments and Contingencies

Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D	$100,000	$—		$100,000
Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 shares issued and outstanding as of June 30, 2014
Common shares of beneficial interest, $0.01 par, 120,000 shares authorized, 69,937 shares issued and outstanding as of June 30, 2014	699	—		699
Additional paid-in capital	1,008,913	—		1,008,913
Accumulated distributions in excess of net income	(315,668)	(204)	(3)	(315,872)
Accumulated other comprehensive loss	(1,925)	—		(1,925)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	792,019	(204)		791,815
Noncontrolling interest	27,075	—		27,075
TOTAL SHAREHOLDERS' EQUITY	819,094	(204)		818,890
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,673,899	$125,086		$1,798,985

The accompanying notes are an integral part of these consolidated financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
AS OF JUNE 30, 2014
(Unaudited)

(1) As reported in the Registrant’s Condensed Consolidated Balance Sheet as of June 30, 2014, included in the Registrant’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

(2) Represents the pro forma acquisition of Front Range Village and the estimated allocation of the $128.3 million purchase price to the assets acquired. The estimated allocation is reflected in the following table:

(In thousands)
Net real estate	$106,988
Other assets	26,552
Other liabilities	(5,290)
Total purchase price allocated	$128,250

(3)	Represents acquisition costs related to Front Range Village not included in the historical balance sheet.

(4) The acquisition was funded with cash on hand and borrowings under our unsecured revolving line of credit.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Front Range Village (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$73,321	$4,062	$144	(3)	$77,527
Percentage rent	153	—	—		153
Recovery income from tenants	24,104	1,622	—		25,726
Other property income	1,539	534	—		2,073
Management and other fee income	946	—	—		946
TOTAL REVENUE	100,063	6,218	144		106,425
EXPENSES
Real estate taxes	14,714	1,059	—		15,773
Recoverable operating expense	11,898	840	—		12,738
Other non-recoverable operating expense	1,684	—	—		1,684
Depreciation and amortization	41,399	—	2,133	(4)	43,532
General and administrative expense	11,233	150	—		11,383
TOTAL EXPENSES	80,928	2,049	2,133		85,110
OPERATING INCOME (LOSS)	19,135	4,169	(1,989)		21,315
OTHER INCOME AND EXPENSES
Other expense, net	(372)	—	—		(372)
Gain on sale of real estate	2,672	—	—		2,672
Loss from unconsolidated joint ventures	(791)	—	—		(791)
Interest expense	(15,231)	—	(1,080)	(5)	(16,311)
Amortization of deferred financing fees	(773)	—	—		(773)
Deferred gain recognized	117	—	—		117
Loss on extinguishment of debt	(860)	—	—		(860)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	3,897	4,169	(3,069)		4,997
Income tax provision	(16)	—	—		(16)
INCOME (LOSS) FROM CONTINUING OPERATIONS	3,881	4,169	(3,069)		4,981
NET INCOME (LOSS)	3,881	4,169	(3,069)		4,981
Net income attributable to noncontrolling partner interest	(123)	—	—		(123)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	3,758	4,169	(3,069)		4,858
Preferred share dividends	(3,625)	—	—		(3,625)
NET INCOME (LOSS)AVAILABLE TO COMMON SHAREHOLDERS	$133	$4,169	$(3,069)		$1,233
EARNINGS PER COMMON SHARE (6)
Continuing operations - basic	$—				$0.02
Continuing operations - diluted	$—				$0.02
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	67,966				67,966
Diluted	68,209				68,209
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the six months ended June 30, 2014.  Refer to the historical condensed consolidated financial statements and notes thereto presented in the Registrant’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

(2)
Represents the revenues and certain expenses of Front Range Village for the six months ended June 30, 2014. This is not intended to be a complete presentation of the revenues and expenses of Front Range Village.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the property have been excluded.

(3)
Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date and the amortization of above and below market leases over the remaining term of the in-place leases.

(4)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years. Lease origination costs are amortized over the remaining useful life of the leases.

(5)
Represents the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the acquisition of Front Range Village. The assumed interest rate used is 1.8%, which is the same as the interest rate on our unsecured line of credit as of June 30, 2014.

(6)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2014.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Front Range Village (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$124,169	$7,805	$574	(3)	$132,548
Percentage rent	209	—	—		209
Recovery income from tenants	40,018	3,043	—		43,061
Other property income	3,337	1,039	—		4,376
Management and other fee income	2,335	—	—		2,335
TOTAL REVENUE	170,068	11,887	574		182,529
EXPENSES
Real estate taxes	23,161	2,116	—		25,277
Recoverable operating expense	20,194	1,573	—		21,767
Other non-recoverable operating expense	3,006	—	—		3,006
Depreciation and amortization	56,305	—	4,265	(4)	60,570
General and administrative expense	22,273	208	—		22,481
TOTAL EXPENSES	124,939	3,897	4,265		133,101
OPERATING INCOME	45,129	7,990	(3,691)		49,428
OTHER INCOME AND EXPENSES
Other expense, net	(965)	—	—		(965)
Gain on sale of real estate	4,279	—	—		4,279
Loss from unconsolidated joint ventures	(4,759)	—	—		(4,759)
Interest expense	(29,075)	—	(2,160)	(5)	(31,235)
Amortization of deferred financing fees	(1,447)	—	—		(1,447)
Provision for impairment	(9,669)	—	—		(9,669)
Deferred gain on real estate	5,282	—	—		5,282
Loss on early extinguishment of debt	(340)	—	—		(340)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	8,435	7,990	(5,851)		10,574
Income tax provision	(64)	—	—		(64)
INCOME (LOSS) FROM CONTINUING OPERATIONS	8,371	7,990	(5,851)		10,510
NET INCOME (LOSS)	8,371	7,990	(5,851)		10,510
Net income attributable to noncontrolling partner interest	(355)	—	—		(355)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	8,016	7,990	(5,851)		10,155
Preferred share dividends	(7,250)	—	—		(7,250)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$766	$7,990	$(5,851)		$2,905
EARNINGS PER COMMON SHARE (6)
Continuing operations - basic	$0.01				$0.05
Continuing operations - diluted	$0.01				$0.05
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	59,336				59,336
Diluted	59,728				59,728
See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the year ended December 31, 2013.  Revenues and expenses related to discontinued operations are not included.  Refer to the historical consolidated financial statements and notes thereto presented in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Represents the revenues and certain expenses of Front Range Village for the year ended December 31, 2013. This is not intended to be a complete presentation of the revenues and expenses of Front Range Village.  Certain expenses, primarily depreciation and amortization, and other costs not directly related to the future operations of the property have been excluded.

(3)	Represents the net adjustments to record tenant rents on a straight-line basis from the assumed acquisition date over the remaining term of the in-place leases.

(4)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.  Site improvements are depreciated over 10-30 years.

(5)
Represents the increase in interest expense due to an increase in borrowing under our unsecured revolving credit facility to fund a portion of the Front Range Village acquisition. The assumed interest rate used is 1.8%, which is the same as the interest rate on our unsecured line of credit as of December 31, 2013.

(6)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share”, which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	September 24, 2014	By:	/s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Certified Public Accountants